Renminbi Yuan & Bond Fund
NASDAQ Symbol: GARBX

Summary Prospectus	June 30, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated June 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Renminbi Yuan & Bond Fund seeks total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Renminbi Yuan & Bond Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.55%
Distribution (12b-1) Fees:		None
Other Expenses: 1		0.35%
Shareholder servicing plan fees	0.08%
All Other Expenses	0.27%
Total Annual Fund Operating Expenses:2		0.90%
1        “Other expenses” have been estimated for the current fiscal year.
2        The Advisor has contractually agreed to reimburse expenses (excluding interest, taxes, dividends on short positions and extraordinary expenses) in order to the limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2013.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.90% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses, and Redemption Fee in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Renminbi Yuan & Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$92	$287

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly created, and as a result, does not have a portfolio turnover rate.

Principal Investment Strategies

The Renminbi Yuan & Bond Fund normally will invest 80% of its net assets in Renminbi Yuan-denominated debt instruments that are issued by corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi ( or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may, when desirable, invest up to 20% of its net assets in convertible securities of companies connected to the China region.  The Fund also may invest in derivative instruments, commercial paper, convertible securities and equity-linked notes, denominated in RMB or Yuan or other currencies. The Fund intends to use derivative instruments for settlement purposes, and as a substitute for conventional securities if conventional securities are not available.  The Fund will treat a derivative instrument used for these purposes as satisfying the 80% test if the investment is intended to provide exposure to the Renminbi or the Yuan.

The Renminbi Yuan-denominated bond market in Hong Kong is a newly developed market, with a relatively small number of issuers.  The Advisor expects that the Fund’s initial investments will be connected to the China region, although non-Chinese issuers have issued bonds that are available in the over the counter Renminbi Yuan bond market in Hong Kong and in the CIBM. The Advisor believes that as the market develops and more issuers elect to participate, the Fund’s holdings will diversify into issuers not connected with the China region. The Fund’s portfolio initially will be heavily weighted sovereign debt issued by China and its agencies and instrumentalities, companies in the banking sector and Chinese companies and companies with significant connections to the Chinese economy.  The Fund will concentrate its investments in securities issued or guaranteed by the Chinese government.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have fewer holdings than a fund that is not concentrated.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities.  The Fund may invest in securities that are considered “investment grade” or “high yield.”  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to the greater volatility of foreign markets.  Additionally, global securities markets have been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.  This Fund invests in debt securities that are traded over the counter in a newly developing market.  You may lose money by investing in this Fund if any of the following occur:

•	Issuers do not make interest or principal payments when due, or “pre-pay” or “extend” their obligations;
•	The Fund invests in unsecured debt instruments, and an issuer defaults;
•	Interest rate fluctuations or adverse news about an issuer causes the Fund’s investments to decline in value;
•	An increase in interest rates causes the Fund’s investments to decline in value, and a change in interest rates could have a greater effect on the Fund’s longer term investments;

•	Political, social, currency-rate fluctuations or economic instability within China, or a decline in investor interest in China, cause the Fund’s investments to decline in value;
•	The Fund’s investments are concentrated in sovereign debt of China, and weighted in issuers in the banking and finance industries, and these investment sectors decline in value;
•	The Fund has difficulty selling Renminbi Yuan bond holdings due to low liquidity and high volatility;
•	The Fund has difficulty acquiring suitable investments due to competition for the limited number of issues, or liquidity limitations;
•	The Fund invests in emerging markets, which have different account, auditing and reporting standards;
•
The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	The Fund becomes adversely affected by restrictions on foreign ownership or currency exchange controls;
•	Chinese currencies decline in value relative to the U.S. dollar;
•	Chinese currencies (the Renminbi (“RMB”), and the Yuan (traded as “CNH” in Hong Kong and “CNY” in mainland China), diverge from each other and the Fund’s investments are negatively affected;
•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	The Fund’s use of derivatives is not effective in achieving the Fund’s investment objective;
•
The Fund is non-diversified and may hold large positions in a relatively small number of issues, which may make the Fund’s performance more volatile than a diversified fund, and expose the Fund to greater loss if there is a decline in value in the Fund’s investments;

•
The Fund’s initial focus on securities issued by companies economically tied to China exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;

•	The Advisor’s strategy does not achieve the Fund’s investment objective or the Advisor does not implement the strategy properly.

China/Emerging Markets Risk:  The Fund invests in issuers connected to China, and in issuers in a newly-developed trading market, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.  China risks include greater government control over the economy, political and legal uncertainty, currency fluctuations or exchange limitations, the risk that China’s government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  Information about issuers in emerging markets, including China, may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

Foreign Securities Risk:  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal.  Moreover, a lack of liquidity or the inability to exchange currency may limit the Fund’s ability to sell securities or to fund redemption requests.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.  Foreign securities markets may have lower volumes of trading, and may involve longer settlement periods and higher transaction costs compared to U.S. markets.

Emerging Trading Market Risk: The markets for Renminbi Yuan-denominated bonds are traded in emerging trading markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets.  Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension.  Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency.

Debt Securities Risk: Investing in debt securities entails a number of risks.  Numerous factors can negatively impact the value of debt securities, including economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events.  The types of debt issues currently available to the Fund are generally unsecured, issued by mid-cap or larger issuers, many of which have maturities of five years or less.  Debt securities generally decline in value if interest rates rise, and longer-term debt instruments are usually more sensitive to interest rate changes. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below “investment grade” or the unrated equivalent.  Many of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a nationally recognized statistical ratings organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.  The debt securities in which the Fund will invest likely will be unsecured obligations.  Debt securities are also subject to liquidity risk, and prepayment risk and extension risk (the risk that borrowers will prepay or defer their payment obligations).

China Currency Risk:  China’s currency, the Renminbi (RMB), may be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate.  The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another.  In previous years, the divergence between the offshore and onshore rates has been pronounced but has since narrowed. The government of China may take action that will result in this divergence increasing or decreasing, or may take no action at all. The Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions.  There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

Non-Diversification Risk: The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Market Risk:   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably.  The market value of a security may rise or fall because of market activity or factors unrelated to the issuer. The price of a security tends to fall when there are more sellers than buyers, and rise when there are more buyers than sellers. This is a risk associated with all securities.

Small Companies: The Fund may invest in securities issued by small companies, which may be more volatile in price than those of larger companies and involve substantial risks.  These issuers may be more sensitive to economic conditions, have more variable growth prospects, lack management experience and may have less capital for growth and development and limited product lines and markets. In addition, these issuers may be more sensitive to interest rate increases, because it may be more difficult for these issuers to borrow money to invest in their businesses, and it may be more difficult for these issuers to repay loans.

Redemption Risk: It is possible that the Fund could lose money if it had to sell securities to meet redemption requests, if redemptions are large, occur during volatile market periods, or when the Fund’s investments have declined in value, or if the securities to be sold become undesirable or illiquid.

The following additional risks apply to the Renminbi Yuan & Bond Fund:

▪
China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949.  The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

▪
China has a long history of tensions with its neighbors.  There have been long-running territorial disputes with several neighbors, not the least of which is the continuing dispute over the status of Taiwan.  Military conflict with other countries could disrupt economic development and could destabilize the entire region.

▪
China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India.  China also is exposed to possible upheavals in the Korean peninsula.  All of these carry the risk of weakening economic growth and development.

▪
Social tensions stemming from China’s rapid growth have increased alongside growing income inequality.  The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

▪
A program of economic and administrative reform was begun in 1978.  These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system.  These all have contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

▪	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

▪
The legal system is still based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade.  These laws are quite recent with published court decisions based on these being limited and non-binding.  This makes the interpretation and enforcement of these laws and regulations uncertain.

▪
China is still a developing economy with significant disparities in progress both geographically and across sectors.  This puts strain on China’s aging infrastructure and on its financial system.  This presents a number of risks to businesses by increasing volatility and the possibility of loss.

▪
While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree.  The risk of trade disputes with China’s major trading partners in the U.S. and EU could damage trade.

▪
There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible in all markets; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher.  The imposition of additional currency exchange limitations could affect the Renminbi Yuan bond markets generally and cause the investments to become illiquid.

▪
The government of China could impose controls on currency conversion and movements in RMB exchange rates that could adversely affect companies in the China region, including issuers of debt instruments in which the Fund invests.

▪
Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

▪
Investments in this Fund may be concentrated in securities issued by the government of China, its agencies and instrumentalities, or banking and financial institutions (organized in China or elsewhere).

▪	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

See Risks of Investing in the Fund for a general discussion of the risks associated with investing in the Renminbi Yuan & Bond Fund.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in the Fund in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
No performance information is available for the Fund since it is new.

Investment Advisor
Guinness Atkinson Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss is the Fund’s portfolio manager.  Mr. Harriss also manages three other funds in the Guinness Atkinson Funds complex:  the China & Hong Kong Fund, the Asia Focus Fund, and the Asia Pacific Dividend Fund.  For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness Atkinson Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness Atkinson Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness Atkinson Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please see How to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.